UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 6, 2009

Enhance Skin Products Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52755	84-1724410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

695 South Colorado Boulevard, Suite 480, Denver, Colorado	80246
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 644-8318

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Election of Director.

On February 6, 2009, we announced, that Mr. Donald Nicholson has joined The Board of Directors. We issued the attached press release that is incorporated herein by reference.

Item 8.01	Other events.

On February 6, 2009, we issued the attached press release that is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Enhance Skin Products Inc. dated February 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enhance Skin Products Inc.

	By:	/s/ Dr. Samuel S Asculai
Dr. Samuel S Asculai
President/CEO, Principal Executive Officer

Dated: February 6, 2009